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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
CHOICETEL COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHOICETEL COMMUNICATIONS, INC.
15500 Wayzata Blvd. Suite 1029
Wayzata, Minnesota 55391
(952) 249-1802

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 23, 2001

TO THE SHAREHOLDERS OF
CHOICETEL COMMUNICATIONS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), will be held on Monday, July 23, 2001, at 3:00 p.m. (Minneapolis time), at the Conference Center in the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402, for the following purposes:

  1.
  To elect four directors of the Company for the coming year.

  2.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    Holders of record of the Company's Common Stock at the close of business on June 15, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

By Order of the Board of Directors
June 29, 2001	Jeffrey Paletz, President

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

CHOICETEL COMMUNICATIONS, INC.
15500 Wayzata Blvd. Suite 1029
Wayzata, Minnesota 55391
(952) 249-1802

PROXY STATEMENT

PROXY STATEMENT

SOLICITATION OF PROXIES

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held on July 23, 2001, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about June 29, 2001.

    The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

VOTING AND REVOCATION OF PROXY

    Only shareholders of record at the close of business on June 15, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 3,268,081 shares of Common Stock outstanding. Holders of record of the Company's Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

    Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the President of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

    A quorum, consisting of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

ELECTION OF DIRECTORS
(Proposal 1)

    The business and affairs of the Company are managed under the direction of its Board of Directors. Each director is elected for a term of one year or until his or her successor is elected.

    Shareholders will be asked at the Annual Meeting to elect four directors. The Board has nominated the four individuals named below to serve as directors of the Company. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. Each of the nominees named below is currently a director of the Company and has served continuously as a director since the year indicated. Each of the nominees was elected by the shareholders at the Shareholders' Annual Meeting in 2000. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named in the proxies.

Name	Positions With Company	Age	Director Since
Gary S. Kohler	Chairman of the Board of Directors	44	1989
Jeffrey R. Paletz	President and Director	45	1989
Robert A. Hegstrom	Director	58	1997
Michael Wigley	Director	47	1998

Shareholder Approval

    The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

Directors and Nominees

    All of the nominees for election to the Company's Board of Directors are presently serving as directors of the Company. The following discussion sets forth certain information concerning the directors and nominees of the Company.

    Gary S. Kohler is a founder of the Company and since its inception in 1989 has served as Chairman of the Board of Directors. Mr. Kohler is a partner and portfolio manager for Pyramid Trading, L.P., which he joined in October 1999. Prior to that he served as a managing director of Second Avenue Capital Management, a money management company, from December 1998 through September 1999. Prior to that he served as President of Kohler Capital Management from October 1997 through November 1998. From July to October 1997, Mr. Kohler was a partner in Tarmachan Holdings, Inc. From 1984 through June 1997, Mr. Kohler was Vice President and Portfolio Manager at Okabena Company. Mr. Kohler serves on the Board of Printware, Inc., a publicly traded printing equipment manufacturer, and a number of private companies, including Northwest Mortgage

Services, and Health EZ, Inc. Mr. Kohler has an M.B.A. degree from Cornell University and a B.A. degree from the University of Minnesota. Mr. Kohler is the brother of Jack S. Kohler.

    Jeffrey R. Paletz is a founder of the Company, has been a director since its inception and has been President since 1991. Prior to founding the Company in 1989, Mr. Paletz was employed for 13 years at Sportsman's Guide, a mail order retailer, where he oversaw the computer data operations. Mr. Paletz has a B.S. degree in Business from the University of Minnesota.

    Robert A. Hegstrom became a director of the Company in June 1997. In January 1997, Mr. Hegstrom joined Northwest Mortgage Services, Inc. and served as Chairman, President and Chief Executive Officer until its sale in March 2000. Prior to that, he was a private investor for two years and, from October 1979 to January 1995, he was Executive Vice President of Green Tree Financial Corporation. Mr. Hegstrom is also a director of Excelsior Financial and Dermatrends Corp.

    Michael Wigley became a director of the Company in January 1998. Since 1989 Mr. Wigley has been President and Chief Executive Officer of Great Plains Companies, Inc., a diversified holding company. Mr. Wigley has an M.B.A. from Harvard Business School, an M.S. from Stanford University and a B.S. degree from the University of Minnesota. Mr. Wigley serves on the Board of Intelefilm, Inc. and is a regent of Luther College.

Board Committees and Actions

    During calendar year 2000, the Board of Directors met four times and each director attended all meetings. The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee, which were appointed in January of 1998. During 2000, the Compensation Committee met once and the Audit Committee met twice.

    The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers of the Company and administers the Company's 1997 Long-Term Incentive and Stock Option Plan. The Committee members are Robert A. Hegstrom, Gary S. Kohler and Jeffrey R. Paletz.

    The Audit Committee is responsible for recommending the appointment of a firm of independent public accountants to audit the books and records of the Company and its subsidiaries and reviews the internal and external financial reporting of the Company and the scope of the independent audit. NASD rules require that the Committee consist of a majority of independent directors. The Committee members who are independent directors are Michael Wigley and Robert A. Hegstrom. Gary S. Kohler also serves on the Audit Committee but is not deemed to be an independent director because he is the brother of Jack S. Kohler, an executive officer of the Company.

    The Board of Directors acts as the nominating committee. See "Information Concerning Directors and Nominees—Nomination of Directors"

Director Compensation

    No cash compensation is paid to the Company's directors. Independent, non-employee directors (Mr. Hegstrom and Mr. Wigley) will receive an option to purchase $75,000 of Common Stock, valued as of the date of grant if re-elected by the shareholders. The options will be granted pursuant to the Company's 1997 Long-term Incentive and Stock Option Plan, be exercisable upon grant and have five-year term and an exercise price equal to the fair market value of the Common Stock as of the date of grant. No options will be issued to employee directors for their service as directors.

Nomination of Directors

    The Board of Directors acts as the nominating committee for selecting the Board's nominees for election as directors. The Board does not intend to consider nominees recommended by shareholders. Directors of the Company are elected annually to serve until the next annual meeting of shareholders, or until their successors are duly elected. The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or a nominee. The only family relationship between any of the nominees, directors or executive officers of the Company is between Gary S. Kohler and Jack S. Kohler, who are brothers.

Executive Officers

    The following discussion sets forth information about the executive officers of the Company who are not directors.

Name	Positions With Company	Age	Officer Since
Jack S. Kohler	Vice President and Chief Financial Officer	46	1993

    Jack S. Kohler has been Vice President and Chief Financial Officer of the Company since 1993. Prior to joining the Company, Mr. Kohler was employed for 13 years in various management and accounting positions at Cargill, Inc. Mr. Kohler has a B.S. degree in Accounting from the University of Minnesota. Mr. Kohler is the brother of Gary S. Kohler.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

    The following table and accompanying footnotes set forth certain summary information, relating to the three years ended December 31, 2000 with respect to the Company's Chief Executive Officer.

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	Securities Underlying Options/SARs(#)	All Other Compensations
Jeffrey R. Paletz, President	2000	108,000	32,000	—	—	—
	1999	108,375	0	—	—	—
	1998	86,398	0	—	—	—

Agreements with Executives

    The Company has no employment agreements with executives.

Bonus Program

    In 1997, the Company implemented its Incentive Compensation Plan to provide an opportunity for executive officers and other Company employees to receive a bonus based on individual and Company performance. The maximum bonus that may be received by any executive officer is 40% of annual salary. Bonuses (if any) will be given at the discretion of the Board of Directors.

Stock Option Plan

    Under the terms of the Company's 1997 Long-Term Incentive and Stock Option Plan (the "Plan"), all of the directors, officers, other employees and consultants of the Company are eligible to receive options to purchase shares of the Company's Common Stock.

    The Board of Directors adopted the Plan on April 17, 1997, and the shareholders approved it on April 18, 1997. The Plan provides for the grant of both of incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options that do not qualify for such treatment. The exercise price of incentive stock options must equal or exceed the fair market value of the Common Stock at the time of grant. The exercise price of non-qualified stock options must equal or exceed 85% of the fair market value of the Common Stock at the time of grant. The Plan also provides for grants of stock appreciation rights, restricted stock awards and performance awards and allows for the grant of restoration options.

    The Compensation Committee of the Board of Directors administers the Plan, subject to approval of the Board. A total of 350,000 shares of Common Stock are reserved for issuance under the Plan. Incentive stock options may be granted under the Plan only to full and part-time employees. Directors who are not employees, and consultants and independent contractors to the Company are eligible to receive options, which do not qualify as incentive stock options, as well as other awards. In determining the persons to whom options and awards shall be granted, and the number of shares subject to each, the Board of Directors may take into account the nature of services rendered to the Company, and such other factors as the Board of Directors in its discretion shall deem relevant.

    The Board of Directors may amend or discontinue the Plan at any time but may not, without shareholder approval, make any revisions or amendments to the Plan that increase the number of shares subject to the Plan, decrease the minimum exercise price, extend the maximum exercise term, or modify eligibility requirements. The Board of Directors may not alter or impair any award granted under the Plan without the consent of the holder of the award. The Plan will expire April 10, 2007.

    Pursuant to the terms of the Plan, appropriate adjustments to the Plan and outstanding options will be made in the event of changes in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in corporate structure.

    No stock options were granted to the executive officers named in the Summary Compensation Table during the Company's 2000 fiscal year, which ended on December 31, 2000.

    None of the officers named in the Summary Compensation Table exercised any options in 2000 or held any unexercised options as of the end of the Company's 2000 fiscal year, which ended December 31, 2000.

Certain Transactions

    The Company has an arrangement with Gary S. Kohler, the Company's Chairman of the Board, pursuant to which Mr. Kohler advises the Company's management on an as-needed basis. Mr. Kohler was paid $28,800 for rendering this service for the year ended December 31, 2000.

    During 2000, the Company invested $2,000,000 in Whitebox Arbitrage Fund, LLC. Andrew Redleaf, a holder of more than 10% of the Company's stock, is President of Whitebox Advisors, Inc., which is the general partner of Whitebox Arbitrage Fund, LLC.

    It is the Company's policy that it not engage in any material transactions with officers, directors or beneficial holders of 5% or more of the Company's Common Stock, or affiliates of such persons, unless the terms of any such transaction are no less favorable to the Company than those that could be obtained from unaffiliated third parties and are approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have had access, at the Company's expense, to the Company's or independent legal counsel. Further, the Company will not make loans to officers and directors, or their affiliates, for the purpose of purchasing securities from the Company.

BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth information as of June 15, 2001, regarding the beneficial ownership of shares of Common Stock of the Company by each director and executive officer of the Company, by all directors and executive officers of the Company as a group, and by each shareholder known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

Name and address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Outstanding Shares(2)
Perkins Capital Management, Inc.(3) 730 East Lake Street Wayzata, MN. 55391-1769	466,782	14.3%
Andrew Redleaf(3) 3033 Excelsior Blvd. Mpls., MN. 55416	379,654	11.6%
Melvin Graf(4) 2601 Abbey Hill Dr. Minnetonka, MN. 55305	213,334	6.5%
Directors, nominees and executive officers:
Gary S. Kohler(5)(6)(8)	918,460	28.1%
Jeffrey R. Paletz	342,358	10.5%
Jack S. Kohler(6)	264,500	7.6%
Robert A. Hegstrom(7)	99,912	3.0%
Michael Wigley(7)(8)	325,561	9.4%
All directors, nominees and executive officers as a group (5 persons)	1,655,466	47.9%

(1)
Each person has sole voting power and sole dispositive power with respect to all outstanding shares, except as otherwise noted or disclosed by the beneficial owners in the Schedule 13G filing described at footnote 3 below.

(2)
Based on 3,268,081 shares outstanding on June 11, 2001. Such amount does not include 265,825 shares of common stock issuable upon exercise of stock options or 1,689,457 shares of common stock issuable upon exercise of outstanding warrants. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) within 60 days upon the exercise of existing stock options or warrants.

(3)
Reflects information included on Schedule 13G filed with the Securities and Exchange Commission.

(4)
Includes 13,334 shares held by Miriam Graf. Mr. Graf disclaims beneficial ownership of such shares.

(5)
Includes 40,000 shares held by Gary S. Kohler as custodian for the benefit of his children. Mr. Kohler disclaims beneficial ownership of such shares.

(6)
Includes 200,000 shares currently owned by Gary S. Kohler, which can be purchased by Jack S. Kohler within sixty (60) days of exercising stock options granted by Gary S. Kohler.

(7)
Includes options to acquire 96,873 shares, which could be purchased from the Company within sixty (60) days upon exercise of the stock options.

(8)
Includes 95,325 shares currently owned by Gary S. Kohler, which can be purchased by Michael Wigley within sixty (60) days of exercising stock options granted by Gary S. Kohler.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). These officers, and directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company, the Company believes that for the year ended December 31, 2000, all Section 16(a) reports required to be filed by the Company's executive officers, directors and 10% stockholders were filed on a timely basis, except for Andrew Redleaf, a beneficial owner of more than ten percent of the Company's common stock, who filed a late Form 5 to report his initial acquisition of more than ten percent of the Company's common stock and to report certain subsequent purchases of common stock and warrants.

PROPOSALS OF SHAREHOLDERS

    The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company's annual meeting for the fiscal year ended December 31, 2001 is expected to be held on or about July 19, 2002 and the proxy materials in connection with that meeting are expected to be mailed on or about June 19, 2002. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company's proxy statement for its 2002 Annual Meeting of shareholders is February 22, 2002.

    Additionally, if the Company receives notice of a separate shareholder proposal after May 1, 2002, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in the proxies solicited by the Board of Directors of the Company for its 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

AUDIT COMMITTEE REPORT

    In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices for the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  1.
  Reviewed and discussed the audited financial statements with management;

  2.
  Discussed with the independent auditors the material required to be discussed by statement on Auditing Standards No. 61 and No. 90; and

  3.
  Reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

    Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

Michael Wigley (Chair) Robert Hegstrom Gary Kohler

AUDITORS

    Schechter Dokken Kanter Andrews & Selcer Ltd., independent public accountants, were the auditors for the Company for fiscal 2000. A representative of Schechter Dokken Kanter Andrews & Selcer Ltd. is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.

Audit Fees

    The Company paid its auditors $48,700 for the annual audit for fiscal year 2000 and for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year 2000. The above amount includes out-of-pocket expenses incurred by the auditors in connection with the provision of such services.

Financial Information Systems Design and Implementation Fees

    The Company paid no fees for services provided in connection with financial information systems design and implementation.

All Other Fees

    The Company paid Schechter Dokken Kanter Andrews & Selcer Ltd. $13,850 for services provided in connection with the preparation of the 1999 Federal and State tax returns which were prepared and filed during 2000. The above amount includes out-of-pocket expenses incurred by the auditors in connection with the provision of such services. The Audit Committee has determined that the provision of these services is compatible with maintaining accountant's independence.

OTHER BUSINESS

    At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

FINANCIAL INFORMATION

    The Company's 2000 Annual Report to Shareholders for the year ended December 31, 2000, including consolidated financial statements accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Upon the written request of any shareholder solicited hereby, the Company will provide, without charge, a copy of its 2000 Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission (not including exhibits). Requests should be directed to: Chief Financial Officer, ChoiceTel Communications, Inc., 15500 Wayzata Blvd. Suite 1029, Plymouth, Minnesota 55391.

By Order of the Board of Directors
Jeffrey Paletz, President

June 29, 2001

Appendix A

CHOICETEL COMMUNICATIONS, INC.
AUDIT COMMITTEE CHARTER

I.  ORGANIZATION

1.
Membership.  The Audit Committee of the Board of Directors of this Corporation will at all times consist of at least two directors appointed by the Board of Directors of this Corporation, each member to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal by the Board of Directors.

2.
Qualifications.
(A)
Independence.  At least a majority of the members of the Audit Committee must be independent directors (within the meaning of the applicable rules of the National Association of Securities Dealers, Inc. ("NASD")) and free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a member of the Audit Committee.

(B)
Miscellaneous.  All members and prospective members must respond to such reasonable inquiries as the Board of Directors deems appropriate to ascertain such persons' qualifications to serve as a member of the Audit Committee.

3.
Meetings.
(A)
Frequency.  The Audit Committee shall meet at least twice during each fiscal year of this Corporation, or as frequently as the Committee in its reasonable judgment deems appropriate during any fiscal year.

(B)
Agenda and Notice.  The Chief Financial Officer (non-voting attendee) and the Chairman of the Audit Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Audit Committee meeting to each member prior to each meeting.

(C)
Chair.  The Board of Directors shall designate a Chair of the Audit Committee to serve until the Board of Directors designates a different Chair of the Audit Committee.

II.  STATEMENT OF POLICY

    The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of this Corporation. The Audit Committee shall periodically review the financial reports of this Corporation, the internal controls regarding finance and accounting and compliance with applicable rules and regulations; and the adequacy and accuracy of the overall auditing, accounting and financial reporting processes of this Corporation. The Audit Committee shall foster and encourage continuous improvement of and adherence to the Corporation's internal policies and to applicable rules and regulations that affect auditing, accounting and financial reporting matters. The Audit Committee shall also foster and provide open avenues of communications by and among the Corporation's management, independent public accountants, finance department and Board of Directors.

III.  RESPONSIBILITIES

1.
Selection and Disengagement of Independent Auditors.  The Audit Committee is expected to review and recommend to the Board of Directors the independent auditors to be selected to audit and review the financial statements of this Corporation and its subsidiaries. The Audit Committee shall also recommend to the Board of Directors the disengagement of previously selected independent auditors, if the Committee determines that disengagement is warranted, and shall provide the reasons for recommending disengagement. Final selection and disengagement of independent auditors shall always be made by the Board of Directors. If the Board of Directors so determines in its sole discretion, or if required by this Corporation's Articles of Incorporation or Bylaws, the selection of independent auditors shall be submitted for ratification by this Corporation' s shareholders.

2.
Independence of Independent Auditors.  The Audit Committee is expected to confirm the independence of the independent auditors selected, including a prior review and approval of any management, consulting or other services and fees provided by, or paid to, the independent auditors. The Audit Committee must confirm receipt from the independent auditors a formal written statement delineating all relationships between this Corporation and the independent auditors, consistent with Independence Standards Board Standard 1. The Audit Committee must actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.

3.
Accountability of Auditors.  The independent auditors shall be accountable to the Audit Committee and to the full Board of Directors as representatives of the Corporation's shareholders.

4.
Open Communications.  The Audit Committee is expected to provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation's finance department. The Audit Committee shall also provide and facilitate sufficient opportunity for the internal and independent auditors to meet with members of the Audit Committee without members of the management present.

5.
Annual Review of this Charter.  The Audit Committee is expected to, at least annually, review and reassess the adequacy of the Audit Committee Charter.

6.
Annual Audit Review.  The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements (including footnotes) for each fiscal year, together with the independent auditor's audit and audit report thereon. In performing such review, the Audit Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit brought to the Audit Committee's attention by management or the independent auditors, or which are raised by members of the Audit Committee. In connection with the annual reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.

7.
Review of Internal Controls.  The Audit Committee is expected to consider and review with management and the independent auditors the adequacy of this Corporation's internal controls, including information systems control and security and bookkeeping controls. The Audit Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.

8.
Review Audit Scope.  The Audit Committee is expected to consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.

9.
Audit Committee Report.  The Audit Committee shall prepare an Audit Committee Report for inclusion in this Corporation's Proxy Statement for each annual meeting of shareholders occurring after December 15, 2000 pursuant to the rules governing such Reports.

10.
Legal Compliance; Investigations.  In connection with the annual review, the Audit Committee is expected to inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation's financial statements or financial reporting practices. The Audit Committee shall have the authority to initiate and conduct investigations to matters within the scope of the Audit Committee's responsibilities.

11.
Legal Counsel and Other Experts.  The Audit Committee may consult with the Corporation's legal counsel at such times as the Audit Committee deems appropriate. The Audit Committee shall have the authority to engage independent counsel or accountants or other experts to assist it in the performance of its duties or the conduct of any investigation the Audit Committee has undertaken.

12.
Reports to the Board of Directors.  The Audit Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Audit Committee with such recommendations to the Board of Directors as the Audit Committee deems appropriate. The Audit Committee shall keep minutes of its meetings and submit such minutes to the Board of Directors.

13.
Other Responsibilities.  The Audit Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Audit Committee. Any member of the Audit Committee or management of this Corporation is authorized to certify to the NASD this Corporation's compliance with rules governing audit committees in such form as the NASD may prescribe.

CHOICETEL COMMUNICATIONS, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS

FOR ANNUAL MEETING OF SHAREHOLDERS

JULY 23, 2001
CHOICETEL COMMUNICATIONS, INC. proxy

The undersigned, revoking all prior proxies, hereby appoints Jeffrey R. Paletz and Jack S. Kohler, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of Common Stock of ChoiceTel Communications, Inc. (the "Company") of record in the name of the undersigned at the close of business on June 15, 2001, at the Annual Meeting of Shareholders to be held on Monday, July 23, 2001, or at any adjournment thereof, upon the following matters:

See reverse for voting instructions.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends Votes FOR Proposal 1.

1.	Election of the following nominees as directors:	01 Gary S. Kohler 02 Jeffrey R. Paletz	03 Robert A. Hegstrom 04 Michael Wigley	/ /	FOR ALL NOMINEES	/ /	WITHHOLD FOR ALL NOMINEES
FOR ALL NOMINEES EXCEPT THE FOLLOWING: (Write the name(s) of the nominee(s) withheld in the space provided to the right.)

2. In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
Please mark, date, sign, and mail this proxy promptly in the enclosed envelope. Address Change? Mark Box / / Indicate changes below:

Dated: , 2001

Signature(s) in Box
Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 23, 2001
PROXY STATEMENT
SOLICITATION OF PROXIES
VOTING AND REVOCATION OF PROXY
ELECTION OF DIRECTORS (Proposal 1)
INFORMATION CONCERNING DIRECTORS AND NOMINEES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BENEFICIAL OWNERSHIP OF COMMON STOCK
PROPOSALS OF SHAREHOLDERS
AUDIT COMMITTEE REPORT
AUDITORS
OTHER BUSINESS
FINANCIAL INFORMATION
  Appendix A
CHOICETEL COMMUNICATIONS, INC. AUDIT COMMITTEE CHARTER